SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2018

Precision Therapeutics Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of September 28, 2018 (the “Effective Date”), Precision Therapeutics Inc. (the “Company,” “we,” or “our”) entered into a Securities Purchase Agreement with each of L2 Capital, LLC (“L2”) and Peak One Opportunity Fund, LP (“Peak One” and, together with L2, the “Investors”) (together, the “Securities Purchase Agreements”). Pursuant to the Securities Purchase Agreements, as of September 28, 2018, the Company issued a convertible promissory note to each of the Investors (together, the “Notes”) in the original principal amount of an aggregate $2,297,727.50 in exchange for an investment of $2,000,000, less commissions, with net proceeds to the Company of $1,815,000. Pursuant to a Security Agreement between the Company and each of the Investors (the “Security Agreements”), the Company has granted to each of the Investors a security interest in its assets to secure repayment of the Notes. The Company has agreed to loan one-half of the net proceeds to Helomics Holding Corporation. Due to the timing of certain aspects of the closing, the Company expects that the transaction will be reported in its financial statements for the fourth quarter of 2018. The Securities Purchase Agreements also provide for a second investment of an aggregate of $500,000 by the Investors at the consummation of the Company’s pending merger transaction with Helomics Holding Corporation, at which point the aggregate principal amounts of the Notes will become $2,865,909.00.

As additional consideration for the investment, the Company issued an aggregate 650,000 shares of its common stock (the “Inducement Shares”) to the Investors or their affiliates plus warrants (the “Warrants”) to acquire up to an aggregate 1,071,776 shares of the Company’s common stock (the “Warrant Shares”) at an exercise price of $1.155 per share. Upon the closing of the second tranche investment, the Warrants will be increased to cover an aggregate total of 1,336,805 shares. Each Warrant is exercisable by the Investor beginning on the sixth month anniversary of the Effective Date through the fifth year anniversary thereof.

The maturity date of the Notes is twelve months from the Effective Date. The Notes accrue interest at a rate of 8% per annum (with twelve months of interest guaranteed). The Notes may be prepaid in any amount, subject to the following prepayment penalties: (1) during the first 30 days after the Effective Date, any amount prepaid will be subject to a 5% prepayment penalty; (2) during the next 30 days thereafter, any amount prepaid will be subject to a 10% prepayment penalty; (3) during the next 30 days thereafter, any amount prepaid will be subject to a 15% prepayment penalty; (4) during the next 30 days thereafter, any amount prepaid will be subject to a 20% prepayment penalty; and (5) any amount prepaid after the 120th calendar day after the Effective Date will be subject to a 25% prepayment penalty.

Upon the earlier to occur of an Event of Default (as defined in the Notes) or the filing of certain registration statements, each Investor will have the right at any time thereafter to convert all or any part of its Note into shares of the Company’s common stock at a conversion price which is equal to the lesser of: (i) $1.00 and (ii) 70% of the lowest volume-weighted average price of the Company’s common stock during the 20-trading day period ending on either the last complete trading day prior to the conversion date, or the conversion date (“Conversion Shares”). The number of Conversion Shares that may be issued is subject to an exchange cap such that the sum of (a) the total number of Conversion Shares plus (b) the number of Inducement Shares is limited to an aggregate 2,678,328 shares.

Pursuant to a Registration Rights Agreement between the Company and each of the Investors (the “Registration Rights Agreements”), the Company has agreed, among other things, to file with the SEC a registration statement covering the Inducement Shares and any other shares issuable under the transaction documents and to use its reasonable best efforts to cause such registration statement to become effective before November 15, 2018. No later than January 31, 2019, the Company must also cause the Conversion Shares to be registered on a registration statement with the SEC.

The foregoing description of each of the Securities Purchase Agreements, the Notes, the Warrants, the Registration Rights Agreements and the Security Agreements is qualified in its entirety by reference thereto, which are filed as Exhibits 4.1, 4.2, and 10.1 through 10.8 to this Current Report, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference thereto. Neither the Inducement Shares nor any of the other securities issued to the Investors, nor any of the shares issuable thereunder, were registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such Securities has not and will not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Common Stock Purchase Warrant issued to L2 Capital, LLC dated September 28, 2018

4.2	Common Stock Purchase Warrant issued to Peak One Opportunity Fund, LP dated September 28, 2018

10.1	Securities Purchase Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.2	Senior Secured Promissory Note issued to L2 Capital, LLC dated September 28, 2018

10.3	Registration Rights Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.4	Security Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.5	Securities Purchase Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018

10.6	Senior Secured Promissory Note issued to Peak One Opportunity Fund, LP dated September 28, 2018

10.7	Registration Rights Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018

10.8	Security Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2018

PRECISION THERAPEUTICS INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Common Stock Purchase Warrant issued to L2 Capital, LLC dated September 28, 2018

4.2	Common Stock Purchase Warrant issued to Peak One Opportunity Fund, LP dated September 28, 2018

10.1	Securities Purchase Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.2	Senior Secured Promissory Note issued to L2 Capital, LLC dated September 28, 2018

10.3	Registration Rights Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.4	Security Agreement by and between the Company and L2 Capital, LLC dated September 28, 2018

10.5	Securities Purchase Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018

10.6	Senior Secured Promissory Note issued to Peak One Opportunity Fund, LP dated September 28, 2018

10.7	Registration Rights Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018

10.8	Security Agreement by and between the Company and Peak One Opportunity Fund, LP dated September 28, 2018